UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2006

DOBSON COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation or organization)	000-29225 (Commission File Number)	73-1513309 (I.R.S. Employer Identification No.)
14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (405) 529-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement
                 On August 8, 2006, American Cellular Corporation (“ACC”), a wholly-owned subsidiary of Dobson Communications Corporation (the “Company”), entered into a senior secured credit facility (the “ACC Credit Facility”) dated as of August 7, 2006 that enables ACC to borrow up to $250 million. The ACC Credit Facility is attached to this Current Report as Exhibit 10.1. The ACC Credit Facility was entered into among ACC, the several lenders from time to time parties to the ACC Credit Facility and Bear Stearns Corporate Lending Inc., as administrative agent and a lender. Borrowings under the ACC Credit Facility will bear interest at a rate per annum equal to LIBOR plus an initial 2.25% spread. The ACC Credit Facility consists of:
•	A 5-year, $50.0 million senior secured revolving credit facility (the “Revolving Credit Facility”);

•	A 7-year, $100.0 million senior secured multiple draw term loan facility (the “Multiple Draw Term Loan Facility”); and

•	A 7-year, $100.0 million senior secured delayed draw term loan facility (the “Delayed Draw Term Loan Facility”).
                In connection with the ACC Credit Facility, ACC Holdings, LLC (“ACC Holdings”), a new holding company for ACC, was formed. Pursuant to the ACC Credit Facility and a Guarantee and Collateral Agreement dated August 7, 2006 (the “ACC Guarantee”) executed in connection with the financing, the ACC Credit Facility is guaranteed by ACC Holdings and by each of ACC’s direct domestic subsidiaries (other than Alton CellTel Co Partnership) and is secured by a first priority security interest in substantially all of the tangible and intangible assets of ACC, its direct domestic subsidiaries (other than Alton CellTel Co Partnership) and ACC Holdings as well as by a pledge of ACC’s capital stock and the capital stock of ACC’s subsidiaries. The ACC Guarantee is attached to this Current Report as Exhibit 10.2.
                The Multiple Draw Term Loan Facility is available as follows: (i) $50 million was drawn down at the closing of the ACC Credit Facility and (ii) the remaining $50 million may be drawn no later than September 30, 2006. The Delayed Draw Term Loan Facility may be drawn on as many as three draws prior to the first anniversary after the ACC Credit Facility closing.
                Under specified terms and conditions, including covenant compliance, the amount available under the ACC Credit Facility may be increased by an incremental facility so long as, after giving effect thereto, (i) ACC’s ratio of consolidated secured debt to EBITDA does not exceed 2.75 to 1.00; and (ii) ACC’s ratio of consolidated debt to EBITDA does not exceed 6.50 to 1.00.
                Under the ACC Credit Facility, there are mandatory scheduled principal or amortization payments of the term loan facilities and no reductions in commitments under the Revolving Credit Facility. Each term loan facility will amortize in an amount equal to 0.25% per quarter, starting with the quarter ending December 31, 2006 and quarterly through June 30, 2013, with the balance due at maturity. The Revolving Credit Facility is scheduled to mature in August 2011 and the term loan facilities are scheduled to mature in August 2013. However, if ACC has not refinanced or repaid its 10% Senior Notes by February 1, 2011, then the Revolving Credit Facility and the term loan facilities will mature on February 1, 2011. ACC is also required to make mandatory reductions of the credit facilities with the net cash proceeds received from certain issuances of debt and upon any material sale of assets by it and its subsidiaries, subject to an 18-month reinvestment provision.
                Borrowings under the ACC Credit Facilities are subject to ACC’s satisfaction of various conditions at the time of borrowing. The ACC Credit Facility contains customary financial covenants and events of default. The remedies for events of default are customary for this type of credit facility.
                 In connection with the financing, ACC and ACC Lease Co., Inc., a wholly owned subsidiary of ACC, as guarantor, entered into a supplemental indenture (the “Supplemental Indenture”) on August 7, 2006 with Bank of Oklahoma, National Association, as trustee, relating to the indenture for ACC’s 10% Senior Notes. The original indenture has been filed as Exhibit 4.13 to the Company’s Current Report on Form 8-K on September 18, 2003 and the Supplemental Indenture is attached to this Current Report as Exhibit 4.1. The Supplemental Indenture amended the original indenture to permit the merger or consolidation among ACC and its restricted subsidiaries.
                 The Company is not a party to, and is not otherwise a borrower or guarantor under, the ACC Credit Facility or the ACC Guarantee.
                 The foregoing descriptions of the ACC Credit Facility, ACC Guarantee and the Supplemental Indenture are qualified in their entirety by reference to the full text of the ACC Credit Facility, ACC Guarantee and Supplemental Indenture which are attached as exhibits to this Current Report and incorporated by reference into this Item.
Item 2.02 Results of Operations and Financial Condition
                On August 8, 2006, the Company issued a press release announcing its results for its second quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.2 and is incorporated by reference into this Item.
                On August 9, 2006, the Company held a conference call to report the Company’s results for its second quarter ended June 30, 2006. A transcript of the conference call is attached as Exhibit 99.3 and is incorporated by reference into this Item.
                This information (including the Exhibits) is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
                The information set forth in Item 1.01 is incorporated by reference into this Item.
Item 8.01 Other Events
                A copy of the Company’s press release dated August 8, 2006 announcing the closing of the ACC Credit Facility is attached as Exhibit 99.1 and is incorporated by reference into this Item.

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits:
4.1	Supplemental Indenture dated August 7, 2006

10.1	Credit Agreement dated August 7, 2006

10.2	Guarantee and Collateral Agreement dated August 7, 2006

99.1	Credit Facility Press Release dated August 8, 2006

99.2	Second Quarter Results Press Release dated August 8, 2006

99.3	Transcript of second quarter conference call on August 9, 2006

SIGNATURES
                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOBSON COMMUNICATIONS CORPORATION
Date: August 10, 2006	By:	/s/ Ronald L. Ripley
	Name:	Ronald L. Ripley
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Supplemental Indenture dated August 7, 2006
10.1	Credit Agreement dated August 7, 2006
10.2	Guarantee and Collateral Agreement dated August 7, 2006
99.1	Credit Facility Press Release dated August 8, 2006
99.2	Second Quarter Results Press Release dated August 8, 2006
99.3	Transcript of second quarter conference call on August 9, 2006